BEAR, STEARNS & CO. INC.

ATLANTA • BOSTON • CHICAGO DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO • FRANKFORT • GENEVA • HONG KONG LONDON • PARIS • TOKYO	MORTGAGE BACKED SECURITIES 245 Park Avenue New York, N.Y. 10167 (212) 272-2000

        STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information,” please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear, Stearns & Co. Inc.                      BSABS 01-02 Group 1                May 15, 2001
dietche                                                                        03:35PM EDT
                                                                               Page 2 of 8

                                             Collateral Grouped by Product Type

                                                Pct of      Wtd Avg   Wtd Avg             Wtd Avg     Wtd
                                    Total       Overall     CURRENT   CURRENT    Wtd       STATED     Avg
                                   CURRENT      CURRENT      GROSS      NET      Avg      ORIGINAL  REMAINING
Pool 1                Count        BALANCE      BALANCE      COUPON    COUPON    AGE        TERM      TERM

BSMSI 93-1 FIXED        86      15,617,303.38     7.00       8.3908    8.0208    116.54     357.51    240.97
BSMSI 93-2 FIXED        65       8,268,156.05     3.70       8.4591    8.0891    121.25     323.82    202.57
BSMSI 93-3 FIXED        83      13,457,017.41     6.03       8.7425    8.3853    103.94     357.71    253.77
CALPER FIXED            39       9,479,877.47     4.25       7.8201    7.5416     67.86     335.26    267.40
EMC FIXED            3,260      98,398,517.28    44.08      11.1590   10.6590     89.51     237.46    151.46
GMAC 103 LTV FIXED      15       1,618,626.23     0.73       9.0734    8.8234     11.67     360.00    348.33
NBC 103 LTV FIXED       43       5,585,541.25     2.50       9.1308    8.3508     10.42     274.80    265.27
NOMURA 94-1            444      16,265,138.10     7.29       9.4920    9.1996    150.70     324.50    173.20
WELLS S&D FIXED       455      54,528,962.63    24.43       7.5920    7.0920     25.99     339.78    292.49
TOTAL                4,490     223,219,139.80   100.00       9.5191    9.0610     78.93     293.62    211.71

                      Wtd Avg    Wtd Avg     Min        Max
                       LOAN        CALC    CURRENT    CURRENT       Max                     Avg
                        TO         CURR     GROSS      GROSS      ORIGINAL                CURRENT
Pool 1                VALUE         LTV     COUPON     COUPON     BALANCE      WA FICO    BALANCE

BSMSI 93-1 FIXED       73.53       73.53     8.1250    8.8750     335,000.00       0       181,597
BSMSI 93-2 FIXED       73.39       73.39     7.6250    9.7500     460,000.00       0       127,202
BSMSI 93-3 FIXED       71.64       71.64     8.3750    9.5000     320,000.00       0       162,133
CALPER FIXED           82.68       73.63     7.1250    9.2500     350,000.00     728       243,074
EMC FIXED              77.59       62.04     5.3750   16.9900     256,000.00     623        30,184
GMAC 103 LTV FIXED     99.88       98.07     8.3750    9.3750     210,999.00     725       107,908
NBC 103 LTV FIXED      98.32       99.01     7.9500    9.8750     250,000.00     721       129,896
NOMURA 94-1            80.54       61.11     6.0000   14.5000     292,500.00     686        36,633
WELLS S& D FIXED       80.81       77.11     5.0000   10.6250     305,000.00     673       119,844
TOTAL                  78.69       69.13     5.0000   16.9900     460,000.00     652        49,715

                                                    Collateral Grouped by Current Balance

                                    Pct of   Wtd Avg     Wtd                Wtd Avg              Wtd Avg
                        Total       Overall  CURRENT     Avg                 STATED      Avg      LOAN     Wtd Avg
CURRENT                CURRENT      CURRENT   GROSS    REMAINING  Wtd Avg   ORIGINAL   CURRENT     TO       FICO
BALANCE     Count      BALANCE      BALANCE   COUPON     TERM      AGE        TERM     BALANCE    VALUE     SCORE

0 - 24,999  1,881   26,229,343.85    11.75   11.9716     87.08    101.72     188.46    13,944     72.25     630
25,000 -
49,999      1,342   46,860,492.47    20.99   10.9542    146.35     93.54     239.49    34,918     79.10     624
50,000 -
74,999        432   26,035,344.22    11.66    9.8867    210.38     82.76     295.74    60,267     79.62     638
75,000 -
99,999        220   19,345,804.76     8.67    9.0803    240.53     71.51     310.76    87,935     77.95     656
100,000 -
124,999       176   19,722,528.56     8.84    8.5935    258.72     63.38     330.82    112,060    81.15     666
125,000 -
149,999        97   13,253,796.79     5.94    8.4811    254.98     67.90     338.61    136,637    81.73     657
150,000 -
174,999        69   11,256,200.14     5.04    8.0095    251.53     55.15     320.62    163,133    79.93     684
175,000 -
199,999        87   16,321,779.72     7.31    8.1238    269.23     68.13     340.53    187,607    78.71     700
200,000 -
224,999        61   12,881,053.34     5.77    8.2608    269.95     69.03     346.45    211,165    79.97     683
225,000 -
249,999        59   14,030,364.35     6.29    8.0439    265.19     69.47     355.96    237,803    81.80     682
250,000 -
274,999        66   17,282,431.60     7.74    8.1320    262.59     74.21     348.83    261,855    77.29     721
TOTAL       4,490  223,219,139.80   100.00    9.5191    209.28     78.93     293.62     49,715    78.69     652

                                        Collateral Grouped by Current Rate

                              Pct of   Wtd Avg     Wtd              Wtd Avg             Wtd Avg            Wtd Avg
CURRENT             Total    Overall  CURRENT     Avg               STATED      Avg      LOAN     Wtd Avg  CURRENT
GROSS              CURRENT   CURRENT   GROSS    REMAINING  Wtd Avg ORIGINAL   CURRENT     TO       FICO      NET
COUPON   Count     BALANCE   BALANCE   COUPON     TERM      AGE      TERM     BALANCE    VALUE     SCORE   COUPON

0.0000 -   10      721,570    0.32     5.5349   218.16     34.21    360.00     72,157    90.27     725      5.0349
5.9999
6.0000 -    8      793,205    0.36     6.0456   230.01     48.20    332.63     99,151    76.70     667      5.5847
6.2499
6.2500 -   20    2,463,786    1.10     6.3039   175.26     27.90    271.55    123,189    77.19     714      5.8039
6.4999
6.5000 -   37    4,853,198    2.17     6.5617   251.63     43.12    315.74    131,168    74.92     713      6.0662
6.7499
6.7500 -   53    6,204,860    2.78     6.8278   267.15     32.73    341.71    117,073    80.40     712      6.3278
6.9999
7.0000 -   65    7,858,930    3.52     7.0587   285.33     46.53    336.41    120,907    82.86     671      6.5867
7.2499
7.2500 -  144   17,508,039    7.84     7.4342   278.79     45.44    333.66    121,584    80.84     689      6.9955
7.7499
7.7500 -   79   10,448,568    4.68     7.8207   258.96     57.19    337.25    132,260    80.80     672      7.3881
7.9999

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc.       BSABS 01- 02 Group 1                             May 15, 2001
 dietche                                                                        03:35PM EDT
                                                                                Page 2 of 8

                                  Collateral Grouped by Current Rate

CURRENT GROSS     Count   Total      Pct of  Wtd Avg  Wtd Avg    Wtd  Wtd Avg   Avg      Wtd Avg  Wtd Avg  Wtd Avg
COUPON                   CURRENT     overall CURRENT  REMAINING  Avg   STATED  CURRENT   LOAN      FICO   CURRENT
                         BALANCE     CURRENT GROSS     TERM      AGE  ORIGINAL BALANCE    TO      SCORE     NET
                                     BALANCE COUPON                     TERM             VALUE             COUPON

8.0000 - 8.2499     86    9,375,371   4.20    8.0606   278.17   62.31  344.02   109,016   79.62    673    7.6224
8.2500 - 8.4999    137   18,598,224   8.33    8.3261   253.47   91.53  344.59   135,753   76.52    690    7.9322
8.5000 - 8.7499    165   19,138,571   8.57    8.5416   247.10   85.55  335.43   115,991   76.93    666    8.1350
8.7500 - 8.9999    146   13,595,398   6.09    8.7970   251.26   77.48  330.67    93,119   79.58    672    8.3685
9.0000 - 9.2499    142    9,001,312   4.03    9.0487   224.99  103.41  327.11    63,390   81.74    693    8.6684
9.2500 - 9.4999     78    6,321,952   2.83    9.2811   224.63   78.75  314.72    81,051   82.45    674    8.7594
9.5000 - 9.7499    143    6,014,689   2.69    9.5254   175.86   90.39  266.11    42,061   83.77    646    9.0147
9.7500 - 9.9999    309   12,544,920   5.62    9.8906   167.38   89.96  257.08    40,598   80.37    643    9.3889
10.0000 -10.2499    76    2,601,032   1.17   10.0575   160.92  133.16  293.96    34,224   77.22    665    9.6577
10.2500 - 10.4999  119    4,662,543   2.09   10.2932   181.11   93.64  272.11    39,181   79.02    628    9.8281
10.5000 - 10.7499  188    7,643,985   3.42   10.5348   182.90   95.76  278.45    40,659   79.64    643   10.0730
10.7500 - 10.9999  265    8,737,050   3.91   10.8847   143.04   89.00  232.97    32,970   78.30    615   10.3991
11.0000 - 11.2499  136    4,434,572   1.99   11.0405   164.48   97.24  262.74    32,607   77.82    619   10.5664
11.2500 - 11.4999  101    3,868,562   1.73   11.2995   188.18   86.89  274.76    38,303   77.69    616   10.8056
11.5000 - 11.7499  320    8,860,855   3.97   11.5216   124.86   88.55  213.20    27,690   77.34    619   11.0237
11.7500 - 11.9999  292    9,274,342   4.15   11.9004   156.00   85.53  241.82    31,761   76.39    608   11.4011
12.0000 - 12.2499   51    1,312,429   0.59   12.0542   141.33  104.93  240.26    25,734   87.31    585   11.5665
12.2500 - 12.4999   62    1,747,521   0.78   12.3090   151.38   81.80  233.07    28,186   76.34    588   11.8127
12.5000 - 12.7499  116    3,418,018   1.53   12.5145   139.21   92.23  230.80    29,466   76.98    619   12.0305
12.7500 - 12.9999  189    5,176,874   2.32   12.9188   144.76   83.72  228.06    27,391   76.00    602   12.4188
13.0000 - 13.2499   41      926,463   0.42   13.0466   116.79  114.22  231.11    22,597   74.86    622   12.5682
13.2500 - 13.4999   72    1,388,165   0.62   13.2648   119.01   81.12  199.50    19,280   76.47    598   12.7675
13.5000 - 13.7499  242    4,504,503   2.02   13.5012   102.59   96.50  198.72    18,614   72.32    606   13.0019
13.7500 - 13.9999  177    3,182,656   1.43   13.8622   105.64   88.25  193.06    17,981   72.22    610   13.3622
14.0000 +          421    6,036,981   2.70   14.3526    82.52  105.43  186.94    14,340   73.76    615   13.8561
TOTAL            4,490  223,219,140 100.00    9.5191   209.28   78.93  293.62    49,715   78.69    652    9,0610

                                     COLLATERAL GROUPED BY ORIGINAL LOAN TO VALUE

                          Total      Pct of   Wtd Avg   Wtd Avg     Wtd Avg  Wtd Avg    Avg     Wtd Avg Wtd Avg
                          CURRENT    OVERALL  CURRENT   REMAINING    AGE      STATED   CURRENT   LOAN    FICO
                          BALANCE    CURRENT  GROSS      TERM                ORIGINAL  BALANCE    TO     SCORE
CALC VALUE        Count              BALANCE  COUPON                           TERM             VALUE

0.0000 - 0.0000     45    3,421,628   1.53    8.4761    128.57      99.23    192.80    76,036   92.15   697
5.0001 - 10.0000     1        3,904   0.00   10.0000    187.00     173.00    360.00     3,904    8.87   775
10.0001 - 15.0000    3        9,334   0.00    8.8234     66.02     100.63    166.64     3,111   11.95   759
15.0001 - 20.0000   11      267,270   0.12    8.5606    154.19      79.49    233.61    24,297   18.29   753
20.0001 - 25.0000   18      185,235   0.08   11.9409    100.82      95.57    196.31    10,291   24.40   635
25.0001 - 30.0000   38    1,335,937   0.60    8.5170    223.09      58.72    281.75    35,156   28.07   736
30.0001 - 35.0000   58    1,078,615   0.48   10.0663    124.36     104.84    229.19    18,597   32.45   667
35.0001 - 40.0000   57    1,512,712   0.68    9.2391    212.46      79.44    291.90    26,539   37.73   697
40.0001 - 45.0000   77    1,861,654   0.83    9.4916    158.08      91.30    249.32    24,177   42.15   677
45.0001 - 50.0000  134    4,334,034   1.94    9.4690    194.57      85.20    279.61    32,344   47.74   682

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc.       BSABS 01- 02 Group 1                             May 15, 2001
 dietche                                                                        03:35PM EDT
                                                                                Page 3 of 8

                                Collateral Grouped by Original Loan To Value

CALC VALUE       Count   Total      Pct of    Wtd Avg  Wtd Avg    Wtd   Wtd    Avg      Wtd Avg  Wtd Avg
                         CURRENT    Overall   CURRENT  REMAINING  Avg   Avg    CURRENT   LOAN     FICO
                         BALANCE    CURRENT   GROSS     TERM      AGE  STATED  BALANCE    TO     SCORE
                                    BALANCE   COUPON                   ORIGINAL         VALUE
                                                                        TERM

50.0001 - 55.0000   125   3,875,716   1.74   10.0715   171.71   86.40  257.66  31,006    52.97   637
55.0001 - 60.0000   196   7,784,298   3.49    9.5665   202.96   81.79  284.70  39,716    58.06   674
60.0001 - 65.0000   256   8,824,517   3.95   10.0445   166.18   84.50  262.01  34,471    63.13   666
65.0001 - 70.0000   400  16,263,048   7.29   10.0863   177.45   91.47  272.49  40,658    68.28   658
70.0001 - 75.0000   549  28,114,503  12.60    9.7523   198.30   90.60  292.15  51,210    73.62   642
75.0001 - 80.0000   775  50,131,028  22.46    9.1971   219.70   77.46  310.55  64,685    79.07   657
80.0001 - 85.0000   490  20,445,645   9.16   10.5457   184.37   89.96  273.45  41,726    83.41   631
85.0001 - 90.0000   787  42,099,641  18.86    9.5260   211.68   76.94  297.35  53,494    88.60   636
90.0001 - 95.0000   282  17,189,901   7.70    8.7999   256.66   63.31  323.60  60,957    93.53   647
95.0001 -100.0000   188  14,480,520   6.49    8.7680   279.28   40.42  319.54  77,024    98.39   680

TOTAL             4,490 223,219,140 100.00    9.5191   209.28   78.93  293.62  49,715    78.69   652

                       Collateral Grouped by Loan Purpose

LOAN PURP             Count            Total               Pct of
                                      CURRENT              Overall
                                       BALANCE             CURRENT
                                                           BALANCE

                          9              674,228             0.30
Cashout Refi          2,603           88,110,500            39.47
FHA Streamline Refi       5              493,194             0.22
Purchase              1,560           94,458,948            42.32
Rate/ Term Refi         182           26,177,870            11.73
Refi -Prop Improv        69            8,610,963             3.86
Unknown                  62            4,693,437             2.10
TOTAL                 4,490          223,219,140           100.00

                      Collateral Grouped by Property Type

PROPTYPE              Count        Total        Pct of
                                  CURRENT       Overall
                                  BALANCE       CURRENT
                                                 BALANCE

                        4         664,041         0.30
2 Family              123       7,253,615         3.25
3 Family               76       8,103,016         3.63
4 Family               30       2,570,982         1.15
Condo                 192       7,242,759         3.24
Dem - Pud               3         197,932         0.09
Low Condo              28       2,646,535         1.19
Mobile - Attached     125       2,362,389         1.06
Other                   1          24,286         0.01
Pud                    22       2,559,860         1.15
Rowhouse               41         951,727         0.43

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc.       BSABS 01- 02 Group 1                             May 15, 2001
 dietche                                                                       03:35PM EDT
                                                                               Page 4 of 8

                      Collateral Grouped by Property Type

PROPTYPE           Count              Total                Pct of
                                      CURRENT              Overall
                                      BALANCE              CURRENT
                                                           BALANCE

Single Family      3,836             188,059,611            84.25
Townhouse              9                 582,387             0.26
TOTAL              4,490             223,219,140           100.00

                        Collateral Grouped by Occupancy

OCCTYPE           Count              Total                Pct of
                                     CURRENT              Overall
                                     BALANCE              CURRENT

Investor           25                 675,255               0.30
Non- Owner Occ     28               3,261,657               1.46
Occupied            6                 199,486               0.09
Primary         4,062             207,421,132              92.92
Second Home       333              10,561,928               4.73
Unknown            36               1,099,682               0.49
TOTAL           4,490             223,219,140             100.00

                      Collateral Grouped by Original Term

STATED             Count            Total                Pct of
ORIGINAL                           CURRENT              Overall
TERM                                BALANCE              CURRENT

0 - 0                1              157,146                0.07
61 - 120           480            5,226,063                2.34
121 - 180        1,913           53,546,227               23.99
181 - 240          665           26,092,073               11.69
241 - 300          131            4,935,343                2.21
301 - 360        1,286          132,789,899               59.49
361 +               14              472,389                0.21
TOTAL            4,490          223,219,140              100.00

                        Collateral Grouped by FICO Score

FICO SCORE         Count              Total                Pct of
                                      CURRENT              Overall
                                      BALANCE              CURRENT

0 - 0              294                39,788,996           17.83
1 - 499            152                 5,670,295            2.54
500 - 549          667                23,229,323           10.41
550 - 574          386                15,252,143            6.83
575 - 599          379                13,026,251            5.84

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

                                                                                    May 15, 2001
Bear, Stearns &Co. Inc.         BSABS 01- 02 GROUP 1                           03:35PM EDT
Dietche                                                                        Page 5 of 8

                        Collateral Grouped by FICO Score

FICO SCORE         Count              Total                Pct of
                                      CURRENT              Overall
                                      BALANCE              CURRENT

600 - 619          270                10,307,152            4.62
620 - 629          178                 7,323,305            3.28
630 - 639          145                 5,487,720            2.46
640 - 649          149                 6,203,279            2.78
650 - 659          138                 6,116,539            2.74
660 - 669          148                 6,458,059            2.89
670 - 679          142                 7,113,889            3.19
680 - 689          151                 7,086,864            3.17
690 - 699          133                 5,899,269            2.64
700 - 749          630                33,491,654           15.00
750 - 799          479                27,838,135           12.47
800 +               49                 2,926,266            1.31
TOTAL            4,490               223,219,140          100.00

                       Collateral Grouped by Delinquency

DELINQUENCY        Count              Total                Pct of
                                      CURRENT              Overall
                                      BALANCE              CURRENT

A. Current         3,982             204,187,337            91.47
B. 30 Days           508              19,031,803             8.53
TOTAL              4,490             223,219,140           100.00

                           Collateral Grouped by Age

AGE                Count              Total                Pct of
                                      CURRENT              Overall
                                      BALANCE              CURRENT

0 - 0                1                124,900               0.06
1 - 12              94             11,959,553               5.36
13 - 24            199             24,561,432              11.00
25 - 36            150             18,793,280               8.42
37 - 48             51              7,229,400               3.24
49 - 60             12              1,824,388               0.82
61 - 72             11              1,475,326               0.66
73 - 84          1,380             44,150,135              19.78
85 +             2,592            113,100,724              50.67
TOTAL            4,490            223,219,140             100.00

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

                                                                                   May 15, 2001
Bear, Stearns & Co. Inc.        BSABS 01- 02 GROUP 1                           03:35PM EDT
Dietche                                                                        Page 6 of 8

                           Collateral Grouped by Lien

LIEN               Count              Total                Pct of
                                      CURRENT              Overall
                                      BALANCE              CURRENT

First Lien         4,490              223,219,140          100.00
TOTAL              4,490              223,219,140          100.00

Collateral Grouped by Mi Code

LOANT TO           Count              Total                Pct of
VALUE                                 CURRENT              Overall
MI                                    BALANCE              CURRENT

0.00 - 80.00       2,703             126,056,863            56.47
GE                     5                 543,099             0.24
MI                     3                  44,168             0.02
No MI              2,691             125,291,290            56.13
PMI                    1                  27,873             0.01
RECD                   1                  35,629             0.02
RMIC                   1                  43,007             0.02
Radian                 1                  71,797             0.03
80.01 +            1,787              97,162,277            43.53
Amerin                15               1,751,554             0.78
BPMI                  36               4,774,997             2.14
CHIF                   2                 197,035             0.09
CMAC                  27               4,123,637             1.85
GE                    50               6,787,086             3.04
HC Management          1                 204,858             0.09
MGIC                  21               2,892,735             1.30
MI                    52               3,041,823             1.36
No MI              1,474              59,075,317            26.47
Other                 17               3,332,796             1.49
PMI                   28               3,315,360             1.49
RECD                   3                 246,347             0.11
RMIC                  12               1,684,556             0.75
Radian                19               2,148,095             0.96
Triad                 14               1,771,650             0.79
United                16               1,814,432             0.81
TOTAL              4,490             223,219,140           100.00

                          Collateral Grouped by State

STATE              Count              Total                Pct of
                                      CURRENT              Overall
                                      BALANCE              CURRENT

AL                 347                7,878,473             3.53
AR                  24                1,086,035             0.49

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

                                                                                   May 15, 2001
Bear, Stearns & Co. Inc.        BSABS 01- 02 GROUP 1                           03:35PM EDT
Dietche                                                                        Page 7 of 8

                          Collateral Grouped by State

                                                Pct of
                              Total            overall
                             CURRENT           CURRENT
STATE       Count            BALANCE           BALANCE

AZ            19            1,675,559            0.75
CA           263           40,688,413           18.23
CO            32            3,155,728            1.41
CT            23            2,037,124            0.91
DC             6              678,379            0.30
DE             5              460,544            0.21
FL           454           15,756,469            7.06
GA           232            9,899,436            4.43
IA             3              166,078            0.07
ID             3              215,326            0.10
IL            58            4,062,706            1.82
IN           142            3,671,092            1.64
KS             4              579,077            0.26
KY            63            1,747,399            0.78
LA           337            7,818,566            3.50
MA            92            6,617,911            2.96
MD            57            4,590,762            2.06
ME             7              288,349            0.13
MI           146            4,021,028            1.80
MN            26            2,481,394            1.11
MO            62            1,665,325            0.75
MS           106            2,411,801            1.08
MT             2              166,314            0.07
NC           293           12,306,989            5.51
NE             4              320,632            0.14
NH            31            1,887,139            0.85
NJ            84            8,721,604            3.91
NM             9              530,137            0.24
NV            23            2,274,645            1.02
NY           215           20,048,260            8.98
OH           298            9,740,010            4.36
OK           100            2,472,463            1.11
OR             7              584,042            0.26
PA           156            8,027,298            3.60
PR             1                9,208            0.00
RI             7              718,621            0.32
SC           155            5,105,801            2.29
SD             3              286,763            0.13
TN           243            7,442,125            3.33
TX           157            6,931,029            3.11
UT            16            1,587,757            0.71
VA           121            5,858,343            2.62
VT             3              286,438            0.13

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

                                                                                   May 15, 2001
Bear, Stearns & Co. Inc.        BSABS 01- 02 GROUP 1                          03:35PM EDT
Dietche                                                                        Page 8 of 8

                          Collateral Grouped by State

                                        Pct of
                         Total          overall
                        CURRENT         CURRENT
STATE       Count        BALANCE        BALANCE

WA           19        2,551,255         1.14
WI            7          607,325         0.27
WV           20          723,583         0.32
WY            5          378,385         0.17
TOTAL     4,490      223,219,140       100.00

AM TYPE             Count         Total            Pct of
                                  CURRENT          overall
                                  BALANCE          CURRENT
                                                   BALANCE

Fixed Rate            4,473     222,278,067          99.58
Fixed Rate Balloon       17         941,072           0.42
TOTAL                 4,490     223,219,140         100.00

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.